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                                                                 EXHIBIT 23.3

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 7, 1996 on the Provider Segment of Magellan Health Services, Inc. included in Crescent Operating, Inc.'s Forms S-1 and 8-K/A and to all references to our Firm included in this Registration Statement.


                                             ARTHUR ANDERSEN LLP

Atlanta, Georgia,
  December 19, 1997